Filed pursuant to Rule 497(e)
File Nos. 333‑249784 and 811‑23615
PERPETUAL AMERICAS FUNDS TRUST
(Formerly, “JOHCM Funds Trust”)
Supplement dated April 5, 2024 to the
Statutory Prospectus for Institutional Shares, Advisor Shares, Investor Shares, Class Z Shares of
Perpetual Americas Funds Trust
dated February 1, 2024 (as supplemented thereafter)
Disclosure Relating to JOHCM Emerging Markets Discovery Fund
(For purposes of this section, the “Fund”)
Effective April 1, 2024, within the “FUND SUMMARY” relating to the Fund, the “Annual Fund Operating Expenses” and “Example” tables are restated as follows:

	Institutional Shares	Advisor Shares	Investor Shares	Class Z Shares
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Purchases (as a percentage of net asset value)	None	None	None	None
Redemption Fee	None	None	None	None
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.05%	1.05%	1.05%	1.05%
Distribution (Rule 12b‑1) Fees	None	0.10%	0.25%	None
Other Expenses	0.57%	0.57%	0.57%	0.57%
Total Annual Fund Operating Expenses	1.62%	1.72%	1.87%	1.62%
Fee Waivers and Reimbursements[1]	-0.38%	-0.38%	-0.38%	-0.38%
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.24%	1.34%	1.49%	1.24%

1
The Fund’s investment adviser (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed 1.24%, 1.34%, 1.49%, and 1.24% for Institutional Shares, Advisor Shares, Investor Shares, and Class Z Shares, respectively, until February 1, 2025. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the current expense limitation or the applicable expense limitation that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Investment Advisory Agreement.

	1 year	3 years	5 years	10 years
Institutional Shares	$126	$474	$846	$1,890
Advisor Shares	$136	$505	$898	$1,999
Investor Shares	$152	$551	$976	$2,159
Class Z Shares	$126	$474	$846	$1,890
Disclosure Relating to JOHCM International Select Fund
(For purposes of this section, the “Fund”)
Effective June 1, 2024, the Fund is no longer offered on a limited basis and all investors are now eligible to purchase shares of the Fund. Accordingly, the “Information Regarding Purchases of the JOHCM International Select Fund” information disclosed in the “Your Account” section in the Fund’s prospectus is deleted in its entirety. The following language is also deleted in its entirety from the “FUND SUMMARY” relating to the Fund:
(The Fund is offered on a limited basis only. Refer to “How to Purchase Shares – Information Regarding Purchases of the JOHCM International Select Fund” on page 89 for more information.)
Disclosure Relating to All Series
Effective April 1, 2024, the table in the “Investment Adviser” sub‑section of the “MANAGEMENT OF THE FUNDS” section of the prospectus is restated as follows:

Fund	Management Fee (as percentage of average daily net assets)
JOHCM Emerging Markets Discovery Fund	1.05%
JOHCM Emerging Markets Opportunities Fund	0.90%
JOHCM Global Select Fund	0.89%
JOHCM International Opportunities Fund	0.75%
JOHCM International Select Fund	0.89%/0.84%*
Regnan Global Equity Impact Solutions	0.75%
Regnan Sustainable Water and Waste Fund	0.75%

*	0.89% of average daily net assets up to $7 billion; 0.84% of average daily net assets in excess of $7 billion.
This Supplement should be retained for future reference.

PERPETUAL AMERICAS FUNDS TRUST
Supplement dated April 5, 2024
to the Statement of Additional Information dated February 1, 2024 (as supplemented thereafter)
Effective April 1, 2024, the table in “The Investment Adviser” sub‑section of the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the Statement of Additional Information is restated as follows:

Fund	Percentage of Average Daily Net Assets
JOHCM Emerging Markets Discovery Fund	1.05%
JOHCM Emerging Markets Opportunities Fund	0.90%
JOHCM Global Select Fund	0.89%
JOHCM International Opportunities Fund	0.75%
JOHCM International Select Fund	0.89%/0.84%*
Regnan Global Equity Impact Solutions	0.75%
Regnan Sustainable Water and Waste Fund	0.75%

*	0.89% of average daily net assets up to $7 billion; 0.84% of average daily net assets in excess of $7 billion.
This Supplement should be retained for future reference.